RealPage Reports Q2 2012 Financial Results

- 2012 Q2 Non-GAAP revenue increases 27.3% to $78.8 million

- 2012 Q2 adjusted EBITDA increases 26.3% to $17.4 million

- 2012 Q2 Non-GAAP earnings per share increases 22.2% to $0.11 per diluted share

- 2012 Q2 cash flow from operations increases 113.9% to $21.3 million

CARROLLTON, Texas, Aug. 2, 2012 /PRNewswire/ -- RealPage, Inc. (NASDAQ:RP), a leading provider of on-demand software and software-enabled services to the rental housing industry, today announced financial results for its second quarter ended June 30, 2012.

(Logo: http://photos.prnewswire.com/prnh/20110912/DA66533LOGO)

"During the second quarter we continued to grow our recurring revenue base," said Steve Winn, Chairman and CEO of RealPage. "Annual customer value was $302 million at the end of the second quarter, growing 29% compared to the same period last year. We continue to grow our ACV across operators of all sizes and believe our total ACV opportunity is wide open. In addition, cash flow from operations grew significantly compared to last year, underscoring the strong cash flow characteristics inherent in our financial model."

Second Quarter 2012 Financial Highlights

  Non-GAAP total revenue was $78.8 million, an increase of 27.3% year-over-year;
  Non-GAAP on demand revenue was $74.9 million, an increase of 30.8% year-over-year;
  Adjusted EBITDA was $17.4 million, an increase of 26.3% year-over-year;
  Non-GAAP net income was $8.2 million, or $0.11 per diluted share, a year-over-year increase of 32.6% and 22.2%, respectively;
  GAAP net loss was $2.4 million, or $0.03 per diluted share, compared to GAAP net income of $0.3 million, or $0.00 per diluted share, in the prior year quarter; and
  Net cash provided by operating activities was $21.3 million, an increase of 113.9% year-over-year.

Financial Outlook

RealPage management expects to achieve the following results during its third quarter ended September 30, 2012:

  Non-GAAP total revenue is expected to be in the range of $83.0 million to $85.0 million;
  Adjusted EBITDA is expected to be in the range of $18.5 million to $19.0 million;
  Non-GAAP net income is expected to be in the range of $8.7 million to $9.0 million, or $0.12 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Weighted average shares outstanding of approximately 74.3 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2012:

  Non-GAAP total revenue is expected to be in the range of $324.0 million to $330.0 million;
  Adjusted EBITDA is expected to be in the range of $72.5 million to $75.0 million;
  Non-GAAP net income is expected to be in the range of $34.4 million to $36.0 million, or $0.47 to $0.49 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Full year weighted average shares outstanding of approximately 73.9 million.

Please note that the above statements are forward looking and that Non-GAAP total revenue includes an adjustment for the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. In addition, the above statements also include the impact of acquisitions and exclude any costs resulting from the Yardi Systems litigation. Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as part of this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. EDT to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 855-859-2056 or 404-537-3406, passcode 15665560, until Aug. 12, 2012.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its on demand product lines include OneSite® property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, senior living and military housing properties; LeaseStar™ multichannel managed marketing that enables owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar® asset optimization systems that enable owners and managers to optimize rents to achieve the overall highest yield, or combination of rent and occupancy, at each property; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk® risk mitigation systems that are designed to reduce a community's exposure to risk and liability; OpsTechnology® spend management systems that help owners manage and control operating expenses; and Compliance Depot™ vendor management and qualification services to assist a community in managing its compliance vendor program. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations, growth, expenditures, tax rates, outstanding shares and potential benefits of completed acquisitions. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as "expects," "believes," "plans," or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) RealPage, Inc.'s failure to integrate acquired businesses and any future acquisitions successfully; (e) the timing and success of new product introductions by RealPage, Inc. or its competitors; (f) changes in RealPage, Inc.'s pricing policies or those of its competitors; (g) litigation; (h) the discovery of facts and circumstances currently not available to management; and such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC") by RealPage, including its Quarterly Report on Form 10-Q previously filed with SEC on May 7, 2012. All information provided in this release is as of the date hereof and RealPage undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. These measures differ from GAAP in that they exclude amortization of intangible assets, stock-based compensation expenses, any impact related to the Yardi Systems litigation, acquisition-related deferred revenue adjustments, and acquisition related expenses (including any purchase accounting adjustments). Reconciliation tables comparing GAAP financial measures to non-GAAP financial measures are included at the end of this release.

We define Adjusted EBITDA as net (loss) income plus acquisition-related deferred revenue adjustment, depreciation and asset impairment, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, any impact related to the Yardi Systems litigation and acquisition-related expense.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expense and any impact related to the Yardi Systems litigation, from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Condensed Consolidated Statements of Operations
For the Three and Six Months Ended June 30, 2012 and 2011
(unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Revenue:
On demand	$ 74,938	$ 57,039	$ 145,656	$ 109,976
On premise	1,261	1,628	2,677	3,273
Professional and other	2,593	2,968	4,876	5,934
Total revenue	78,792	61,635	153,209	119,183
Cost of revenue(1)	31,848	25,810	62,461	50,493
Gross profit	46,944	35,825	90,748	68,690
Operating expense:
Product development(1)	11,738	10,537	23,051	20,853
Sales and marketing(1)	18,588	14,510	35,394	27,304
General and administrative(1)	19,946	9,574	32,249	19,350
Total operating expense	50,272	34,621	90,694	67,507
Operating income (loss)	(3,328)	1,204	54	1,183
Interest expense and other, net	(577)	(732)	(1,213)	(1,898)
Income (loss) before income taxes	(3,905)	472	(1,159)	(715)
Income tax expense (benefit)	(1,533)	190	(507)	(349)
Net income (loss)	$ (2,372)	$ 282	$ (652)	$ (366)

Net income (loss) per share
Basic	$ (0.03)	$ 0.00	$ (0.01)	$ (0.01)
Diluted	$ (0.03)	$ 0.00	$ (0.01)	$ (0.01)
Weighted average shares used in
computing net income (loss) per share
Basic	71,102	68,673	70,846	67,741
Diluted	71,102	72,012	70,846	67,741

(1) Includes stock-based compensation	Three Months Ended		Six Months Ended
expense as follows:	June 30,		June 30,
	2012	2011	2012	2011
Cost of revenue	$ 750	$ 312	$ 1,439	$ 610
Product development	1,002	1,105	2,064	2,085
Sales and marketing	1,032	2,627	1,769	5,360
General and administrative	1,532	925	3,032	1,767
	$ 4,316	$ 4,969	$ 8,304	$ 9,822

Condensed Consolidated Balance Sheets
At June 30, 2012 and December 31, 2011
(unaudited, in thousands except share data)

	June 30,	December 31,
	2012	2011
Assets
Current assets:
Cash and cash equivalents	$ 45,837	$ 51,273
Restricted cash	24,170	19,098
Accounts receivable, less allowance for doubtful accounts of $990 and $979 at
June 30, 2012 and December 31, 2011, respectively	43,750	43,883
Deferred tax asset, net of valuation allowance	387	272
Other current assets	10,919	10,232
Total current assets	125,063	124,758
Property, equipment and software, net	31,453	27,974
Goodwill	130,540	129,292
Identified intangible assets, net	106,123	112,308
Deferred tax asset, net of valuation allowance	4,641	2,539
Other assets	3,973	3,194
Total assets	$ 401,793	$ 400,065
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$ 11,655	$ 12,218
Accrued expenses and other current liabilities	28,903	25,816
Current portion of deferred revenue	56,989	57,325
Customer deposits held in restricted accounts	24,133	19,017
Total current liabilities	121,680	114,376
Deferred revenue	9,534	8,693
Revolving credit facility	35,000	50,312
Other long-term liabilities	3,672	3,803
Total liabilities	169,886	177,184
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized and zero shares issued and outstanding at
June 30, 2012 and December 31, 2011, respectively	-	-
Common stock, $0.001 par value per share: 125,000,000 shares authorized,
74,436,163 and 73,115,779 shares issued and 73,658,956 and 72,701,571 shares
outstanding at June 30, 2012 and December 31, 2011, respectively	74	73
Additional paid-in capital	328,270	316,964
Treasury stock, at cost: 777,207 and 414,208 shares at June 30, 2012	(4,762)	(3,138)
and December 31, 2011, respectively
Accumulated deficit	(91,613)	(90,961)
Accumulated other comprehensive loss	(62)	(57)
Total stockholders' equity	231,907	222,881
Total liabilities and stockholders' equity	$ 401,793	$ 400,065

Condensed Consolidated Statements of Cash Flows
For the Three and Six Months Ended June 30, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Cash flows from operating activities:
Net income (loss)	$ (2,372)	$ 282	$ (652)	$ (366)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	7,859	7,243	15,737	14,016
Deferred tax expense (benefit)	(1,434)	11	(856)	(767)
Stock-based compensation	4,316	4,969	8,304	9,822
Loss on disposal of assets	201	(2)	379	395
Acquisition-related contingent consideration	(248)	43	182	105
Changes in assets and liabilities, net of assets acquired
and liabilities assumed in business combinations:	12,982	(2,586)	9,112	(3,984)

Net cash provided by operating activities	21,304	9,960	32,206	19,221
Cash flows from investing activities:
Purchases of property, equipment and software, net	(6,345)	(3,688)	(9,905)	(5,642)
Acquisition of businesses, net of cash acquired	(9,206)	(19,847)	(13,509)	(20,031)
Intangible asset additions	(150)	-	(225)	-
Net cash used by investing activities	(15,701)	(23,535)	(23,639)	(25,673)
Cash flows from financing activities:
Stock issuance costs from public offerings	$ -	$ -	$ -	$ (775)
Payments on and proceeds from debt, net	(10,004)	(2,781)	(15,377)	(5,742)
Issuance of common stock	1,242	4,393	3,003	7,437
Purchase of treasury stock	(578)	(287)	(1,624)	(473)
Net cash (used) provided by financing activities	(9,340)	1,325	(13,998)	447
Net (decrease) increase in cash and cash equivalents	(3,737)	(12,250)	(5,431)	(6,005)
Effect of exchange rate on cash	(1)	(8)	(5)	(20)
Cash and cash equivalents:
Beginning of period	49,575	124,243	51,273	118,010
End of period	$ 45,837	$111,985	$ 45,837	$111,985

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Six Months Ended June 30, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Revenue:	$ 78,792	$ 61,635	$ 153,209	$ 119,183
Acquisition-related deferred revenue adjustment	2	244	83	244
Non-GAAP revenue	$ 78,794	$ 61,879	$ 153,292	$ 119,427

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Adjusted gross profit:
Gross profit	$ 46,944	$ 35,825	$ 90,748	$ 68,690
Acquisition-related deferred revenue adjustment	2	244	83	244
Depreciation	1,625	1,519	3,210	3,009
Amortization of intangible assets	2,363	2,231	4,781	4,407
Stock-based compensation expense	750	312	1,439	610
Adjusted gross profit	$ 51,684	$ 40,131	$ 100,261	$ 76,960

Adjusted gross profit margin	65.6%	64.9%	65.4%	64.4%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Adjusted EBITDA:
Net income (loss)	$ (2,372)	$ 282	$ (652)	$ (366)
Acquisition-related deferred revenue adjustment	2	244	83	244
Depreciation, asset impairment and loss on disposal of asset	3,375	2,750	6,602	5,874
Amortization of intangible assets	4,685	4,491	9,514	8,537
Interest expense, net	578	732	1,216	1,515
Income tax expense (benefit)	(1,533)	190	(507)	(349)
Litigation-related expense	8,539	36	8,899	356
Stock-based compensation expense	4,316	4,969	8,304	9,822
Acquisition-related (income) expense	(237)	44	316	230
Adjusted EBITDA	$ 17,353	$ 13,738	$ 33,775	$ 25,863

Adjusted EBITDA margin	22.0%	22.2%	22.0%	21.7%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Non-GAAP total product development:
Product development	$ 11,738	$ 10,537	$ 23,051	$ 20,853
Less: Amortization of intangible assets	-	-	-	-
Stock-based compensation expense	1,002	1,105	2,064	2,085
Non-GAAP total product development:	$ 10,736	$ 9,432	$ 20,987	$ 18,768

Non-GAAP total product development as % of non-GAAP revenue:	13.6%	15.2%	13.7%	15.7%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Six Months Ended June 30, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Non-GAAP total sales and marketing:
Sales and marketing	$ 18,588	$ 14,510	$ 35,394	$ 27,304
Less: Amortization of intangible assets	2,323	2,260	4,734	4,130
Stock-based compensation expense	1,032	2,627	1,769	5,360
Non-GAAP total sales and marketing:	$ 15,233	$ 9,623	$ 28,891	$ 17,814

Non-GAAP total sales and marketing as % of non-GAAP revenue:	19.3%	15.6%	18.8%	14.9%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Non-GAAP total general and administrative:
General and administrative	$ 19,946	$ 9,574	$ 32,249	$ 19,350
Less: Acquisition-related (income) expense	(237)	44	316	230
Stock-based compensation expense	1,532	925	3,032	1,767
Litigation related expense	8,539	36	8,899	356
Non-GAAP total general and administrative:	$ 10,112	$ 8,569	$ 20,002	$ 16,997

Non-GAAP total general and administrative as % of non-GAAP revenue:	12.8%	13.8%	13.0%	14.2%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Non-GAAP total operating expense:
Operating expense	$ 50,272	$ 34,621	$ 90,694	$ 67,507
Less: Amortization of intangible assets	2,323	2,260	4,734	4,130
Acquisition- related (income) expense	(237)	44	316	230
Stock-based compensation expense	3,566	4,657	6,865	9,212
Litigation related expense	8,539	36	8,899	356
Non-GAAP total operating expense:	$ 36,081	$ 27,624	$ 69,880	$ 53,579

Non-GAAP total operating expense as % of non-GAAP revenue:	45.8%	44.6%	45.6%	44.9%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Non-GAAP operating income:
Operating income (loss)	$ (3,328)	$ 1,204	$ 54	$ 1,183
Acquisition-related deferred revenue adjustment	2	244	83	244
Amortization of intangible assets	4,685	4,491	9,514	8,537
Stock-based compensation expense	4,316	4,969	8,304	9,822
Acquisition-related (income) expense	(237)	44	316	230
Litigation related expense	8,539	36	8,899	356
Non-GAAP operating income	$ 13,977	$ 10,988	$ 27,170	$ 20,372

Non-GAAP operating margin	17.7%	17.8%	17.7%	17.1%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Six Months Ended June 30, 2012 and 2011
(unaudited, in thousands, except per share data)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2012	2011	2012	2011
Non-GAAP net income:
	Net income (loss)	$ (2,372)	$ 282	$ (652)	$ (366)
	Acquisition-related deferred revenue adjustment	2	244	83	244
	Amortization of intangible assets	4,685	4,491	9,514	8,537
	Stock-based compensation expense	4,316	4,969	8,304	9,822
	Acquisition-related (income) expense	(237)	44	316	230
	Litigation related expense	8,539	36	8,899	356
	Loss on disposal of assets	201	-	379	395
	Subtotal of tax deductible items	17,506	9,784	27,495	19,584

	Tax impact of tax deductible items(1)	(7,002)	(3,914)	(10,998)	(7,834)
	Tax expense resulting from applying effective tax rate(2)	29	1	(43)	(63)
	Non-GAAP net income	$ 8,161	$ 6,153	$ 15,802	$ 11,321

	Non-GAAP net income per share - diluted	$ 0.11	$ 0.09	$ 0.22	$ 0.16

	Weighted average shares - diluted	71,102	72,012	70,846	67,741
	Weighted average effect of dilutive securities	2,237	-	2,456	3,542
	Non-GAAP weighted average shares - diluted	73,339	72,012	73,302	71,283

(1)

Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, acquisition-related deferred revenue adjustment and acquisition-related (income)expense.

(2)	Represents adjusting to a normalized effective tax rate of 40%.

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2012	2011	2012	2011
Annualized Non-GAAP on demand revenue per average on demand unit:
	On demand revenue	$ 74,938	$ 57,039	$ 145,656	$ 109,976
	Acquisition-related deferred revenue adjustment	2	244	83	244
	Non-GAAP on demand revenue	$ 74,940	$ 57,283	$ 145,739	$ 110,220

	Ending on demand units	7,537	6,381	7,537	6,381
	Average on demand units	7,484	6,270	7,425	6,191

	Annualized Non-GAAP on demand revenue per average on demand unit	$ 40.05	$ 36.54	$ 39.26	$ 35.61

	Annual customer value of on demand revenue(1)	$ 301,857	$ 233,162

(1)

This metric represents management's estimate for the current annual run-rate value of on demand customer relationships.  This metric is calculated by multiplying ending on demand units times annualized Non-GAAP on demand revenue per average on demand unit for the periods presented.

CONTACT: Investor Relations, Rhett Butler, +1-972-820-3773, rhett.butler@realpage.com